UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2012

NORDSON CORPORATION
(Exact name of registrant as specified in its charter)
OHIO
(State or other jurisdiction of incorporation or organization)
0-7977	34-0590250
(Commission file number)	(I.R.S. Employer Identification No.)
28601 Clemens Road, Westlake, Ohio
(Address of principal executive offices)
44145
(Zip Code)
(440) 892-1580
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 20, 2012, Nordson Corporation filed a Current Report on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission relating to its results of operations for the third quarter of fiscal 2012 and nine month period ending July 31, 2012.  Subsequent to filing the Original Current Report, the Company discovered the inadvertent omission of two line items - “Acquisition Costs” and “Expense of Withdrawing from Japan Multiemployer Pension Fund” – in the Reconciliation of Non-GAAP Financial Measures table (the “Table”) accompanying  Exhibit 99.1 of the Original Current Report.  The totals noted in the “Diluted EPS as adjusted (Non-GAAP)” line item of the Table were unaffected by the omission.  The purpose of this amendment is to correct the omission and to replace Exhibit 99.1 as filed with the Original Current Report, with the Exhibit 99.1 attached to this Form 8-K/A.

Item 2.02.  Results of Operations and Financial Condition

On August 20, 2012, Nordson Corporation issued a press release relating to its results of operations for the third quarter of fiscal 2012. A copy is attached as Exhibit 99.1.

The information furnished herewith pursuant to Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

c.)  Exhibits

     99.1 Press release of Nordson Corporation dated August 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 21, 2012		Nordson Corporation

		By:	/s/ Gregory A. Thaxton
Gregory A. Thaxton
Senior Vice President, Chief
Financial Officer

Form 8-K/A
Exhibit Index

Exhibit Number

99.1	Press release of Nordson Corporation dated as of August 20, 2012.